UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 19, 2017

SPECTRA ENERGY CORP

(Exact name of registrant as specified in its charter)

Delaware	1-33007	20-5413139
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5400 Westheimer Court

Houston, Texas 77056

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 713-627-5400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04.	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

Blackout period notification

On January 19, 2017, Spectra Energy Corp (“Spectra Energy” or the “Company”) delivered a notice regarding a blackout period (“Blackout Period Notice”) to its executive officers and directors who are subject to Section 16 of the Securities Exchange Act of 1934, as amended (collectively, the “Covered Persons”). The Blackout Period Notice informed the Covered Persons that, in connection with closing of Spectra Energy’s proposed merger (the “Merger”) with Enbridge Inc. (“Enbridge”), a blackout period may be imposed with respect to the Spectra Energy Retirement Savings Plan (the “Plan”). We continue to anticipate that the Merger will close in the first quarter of 2017, subject to receipt of certain regulatory approvals and other customary closing conditions.

During the blackout period, Covered Persons would be subject to certain trading restrictions with respect to shares of Spectra Energy common stock and certain related derivative securities under Section 306(a) of the Sarbanes-Oxley Act of 2002 and Regulation BTR promulgated by the Securities and Exchange Commission. Under the blackout period, Covered Persons will be prohibited from directly or indirectly purchasing, selling, acquiring, or transferring any Spectra Energy equity securities, including Spectra Energy common stock and derivative securities with respect to Spectra Energy common stock, other than in certain limited circumstances. Delivery of the Blackout Period Notice followed Spectra Energy’s receipt, on January 12, 2017, of a notice required by Section 101(i)(2)(E) of the Employee Retirement Income Security Act of 1974, as amended, regarding the blackout period. The blackout period applicable to Plan participants would be imposed in connection with the Merger to allow shares of Spectra Energy common stock held in the Spectra Energy Common Stock Fund under the Plan (“Spectra Energy Stock Fund”) to be converted into an investment option with respect to Enbridge common shares. During the blackout period, Plan participants will be unable to direct or diversify investments in or out of the Spectra Energy Stock Fund or engage in any other Plan transactions that relate to the Spectra Energy Stock Fund.

Timing of blackout period

It is currently expected that the blackout period could begin as early as the calendar week beginning on Sunday, February 12, 2017, and could end as late as the calendar week beginning on Sunday, March 26, 2017. Though we continue to anticipate that the closing of the Merger will occur in the first quarter of 2017, because it is not yet known with certainty when closing of the Merger will occur, this blackout period range could change, be advanced or be extended. The blackout period is expected to begin as of market close (usually 4 p.m. ET) three business days prior to the date of closing of the Merger and end a few days following the closing of the Merger.

Covered Persons may obtain, without charge, information as to whether the blackout period has begun or ended from Mindy Lee, Assistant General Counsel, Employee Benefits and Executive Compensation; 5400 Westheimer Court, Houston, Texas, 77056; 713-627-5288. Inquiries from Covered Persons about the blackout period generally may be directed to that same person.

During and for a period of two years after the ending date of the blackout period, Spectra Energy stockholders or other interested parties may obtain, without charge, information about the actual beginning and ending dates of the blackout period by also contacting the same person referenced above.

A copy of the notice sent to Covered Persons is attached hereto as Exhibit 99.1 and incorporated by reference herein.

FORWARD-LOOKING INFORMATION

This communication includes certain forward looking statements and information (“FLI”) to provide Enbridge and the Company’s shareholders and potential investors with information about Enbridge, the Company and their respective subsidiaries and affiliates, including each company’s management’s respective assessment of Enbridge, the Company and their respective subsidiaries’ future plans and operations, which FLI may not be appropriate for other purposes. FLI is typically identified by words such as “anticipate”, “expect”, “project”, “estimate”, “forecast”, “plan”, “intend”, “target”, “believe”, “likely” and similar words suggesting future outcomes or statements regarding an outlook. All statements other than statements of historical fact may be FLI. In particular, this document contains FLI pertaining to, but not limited to, information with respect to the proposed transaction jointly announced by Enbridge and the Company on September 6, 2016.

Although we believe that the FLI is reasonable based on the information available today and processes used to prepare it, such statements are not guarantees of future performance and you are cautioned against placing undue reliance on FLI. By its nature, FLI involves a variety of assumptions, which are based upon factors that may be difficult to predict and that may involve known and unknown risks and uncertainties and other factors which may cause actual results, levels of activity and achievements to differ materially from those expressed or implied by these FLI, including, but not limited to, the following: the timing and completion of the transaction, including receipt of regulatory and shareholder approvals and the satisfaction of other conditions precedent; interloper risk; the realization of anticipated benefits and synergies of the transaction and the timing thereof; the success of integration plans; the focus of management time and attention on the transaction and other disruptions arising from the transaction; estimated future dividends; financial strength and flexibility; debt and equity market conditions, including the ability to access capital markets on favorable terms or at all; cost of debt and equity capital; potential changes in the Enbridge share price which may negatively impact the value of consideration offered to shareholders of the Company; expected supply and demand for crude oil, natural gas, natural gas liquids and renewable energy; prices of crude oil, natural gas, natural gas liquids and renewable energy; economic and competitive conditions; expected exchange rates; inflation; interest rates; tax rates and changes; completion of growth projects; anticipated in-service dates; capital project funding; success of hedging activities; the ability of management of Enbridge, its subsidiaries and affiliates to execute key priorities, including those in connection with the transaction; availability and price of labor and construction materials; operational performance and reliability; customer, shareholder, regulatory and other stakeholder approvals and support; regulatory and legislative decisions and actions; public opinion; and weather. We caution that the foregoing list of factors is not exhaustive. Additional information about these and other assumptions, risks and uncertainties can be found in applicable filings with Canadian and U.S. securities regulators, including any proxy statement, prospectus or registration statement to be filed in connection with the transaction. Due to the interdependencies and correlation of these factors, as well as other factors, the impact of any one assumption, risk or uncertainty on FLI cannot be determined with certainty.

Except to the extent required by law, we assume no obligation to publicly update or revise any FLI, whether as a result of new information, future events or otherwise. All FLI in this document is expressly qualified in its entirety by these cautionary statements.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

See Exhibit Index.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPECTRA ENERGY CORP

Date: January 19, 2017	By:	/s/ Reginald D. Hedgebeth
	Name:	Reginald D. Hedgebeth
	Title:	General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Blackout Notice, dated as of January 19, 2017.

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